Exhibit 99.1

Monthly Operating Report

ACCRUAL BASIS

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

JUDGE: HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: APRIL 30, 2004

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARERS (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARERS HAVE ANY KNOWLEDGE.

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

RESPONSIBLE PARTY:

/S/ W. MICHAEL SMITH	CHIEF OPERATING AND FINANCIAL OFFICER

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

W. MICHAEL SMITH	MAY 19, 2004

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARERS:

/S/ ROBERT GRAY	CHIEF ACCOUNTING OFFICER

ORIGINAL SIGNATURE OF PREPARER	TITLE

ROBERT GRAY	MAY 19, 2004

PRINTED NAME OF PREPARER	DATE

/S/ NEIL READ	DIRECTOR OF REVENUE ASSURANCE

ORIGINAL SIGNATURE OF PREPARER	TITLE

NEIL READ	MAY 19, 2004

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
ASSETS		AMOUNT	Feb-04	Mar-04	Apr-04
1.	UNRESTRICTED CASH (NOTE 2)	$2,157,646	$3,192,225	$3,338,549	$3,251,555
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$2,157,646	$3,192,225	$3,338,549	$3,251,555

4.	ACCOUNTS RECEIVABLE (NET)	$3,355,364	$3,342,846	$3,439,797	$3,321,467
5.	INVENTORY	$1,383,632	$1,267,435	$1,158,623	$1,189,385
6.	NOTES RECEIVABLE	$0	$0	$0	$0
7.	PREPAID EXPENSES	NOTE 1	$290,134	$277,878	$295,831
8.	OTHER: (ATTACH LIST) SEE ATTACH. 1.1	$349,891	$1,712,659	$1,705,566	$1,666,735
9.	TOTAL CURRENT ASSETS	$7,246,533	$9,805,299	$9,920,413	$9,724,973

10.	PROPERTY, PLANT & EQUIPMENT		$26,547,981	$26,448,921	$26,396,615
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		($23,436,339)	($23,510,823)	($23,628,775)
12.	NET PROPERTY, PLANT & EQUIPMENT (SEE NOTE 3)	$1,969,104	$3,111,642	$2,938,098	$2,767,840

13.	DUE FROM INSIDERS	$0	$0	$0
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST) SEE ATTACH. 1.1	$1,487,144	$35,488,075	$35,157,710	$34,819,746
15.	OTHER
16.	TOTAL ASSETS	$10,702,781	$48,405,016	$48,016,221	$47,312,559

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$260,267	$315,282	$290,922
18.	TAXES PAYABLE		$175,051	$217,293	$256,993
19.	NOTES PAYABLE		$0	$0
20.	PROFESSIONAL FEES		$0	$0
21.	SECURED DEBT		$0	$0
22.	OTHER ACCRUED EXPENSES & OTHER LIABILITIES (NOTE 4)		$703,887	$886,671	$1,091,242
23.	TOTAL POSTPETITION LIABILITIES		$1,139,205	$1,419,246	$1,639,157

PREPETITION LIABILITIES
24.	SECURED DEBT	$0	$0	$0	$0
25.	PRIORITY DEBT	$553,826	$288,204	$257,577	$243,397
26.	UNSECURED DEBT	$19,514,545	$19,793,028	$19,932,491	$20,069,314
27.	OTHER (ATTACH LIST) SEE ATTACH. 1.2		$722,547	$546,553	$440,072
28.	TOTAL PREPETITION LIABILITIES	$20,068,371	$20,803,779	$20,736,621	$20,752,783

28A.	DEFERRED PRODUCT & SERVICE REVENUE		$8,480,301	$8,203,981	$7,840,424
28B.	PRODUCT WARRANTY ACCRUAL		$538,097	$506,921	$540,060
28C.	ACCRUED EMPLOYEE VACATION EXPENSE		$187,986	$187,986	$187,986
29.	TOTAL LIABILITIES	$20,068,371	$31,149,368	$31,054,755	$30,960,410

EQUITY
30.	PREPETITION OWNERS’ EQUITY		$17,327,691	$17,327,691	$17,327,691
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		($83,430)	($377,612)	($986,929)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION) SEE ATTACH. 1.2		$11,387	$11,387	$11,387
33.	TOTAL EQUITY		$17,255,648	$16,961,466	$16,352,149

34.	TOTAL LIABILITIES & OWNERS’ EQUITY		$48,405,016	$48,016,221	$47,312,559

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

NOTE 1:	NO VALUE WAS REPORTED ON SCHEDULE AS MARKET VALUE IS EITHER $0 OR UNKNOWN.

NOTE 2:	CASH BALANCE INCLUDES A $275,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP AND A $200,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC BY FTI CONSULTING INC.

NOTE 3:	SCHEDULE AMOUNT EXCLUDED LEASEHOLD IMPROVEMENTS AND EQUIPMENT RECORDED UNDER CAPITAL LEASE OBLIGATIONS THAT HAVE NO MARKET VALUE.

NOTE 4:	TELECOMMUNICATIONS EXPENSE ACCRUALS OF $439,200 AND REMAINING PAYABLES DUE UNDER EQUIPMENT EXECUTORY LEASE CONTRACTS (ACCOUNTED FOR AS CAPITAL LEASES) OF $194,702 ARE INCLUDED IN THIS BALANCE AT APRIL 30, 2004. POST-PETITION ACCRUALS OF $274,998 FOR RESEARCH & DEVELOPMENT PAYABLE ANNUALLY TO MINORPLANET LIMITED ARE ALSO INCLUDED IN THIS BALANCE AT APRIL 30, 2004 (REPRESENTS THE PRORATED PORTION OF THE ANNUAL $1 MILLION R&D FEE).

MONTHLY OPERATING REPORT — ATTACHMENT 1.1
OTHER ASSETS

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

	SCHEDULE	MONTH	MONTH	MONTH
8. OTHER CURRENT ASSETS	AMOUNT	Feb-04	Mar-04	Apr-04
LEASE RECEIVABLES (NET)- CURRENT PORTION	$349,891	$339,352	$363,715	$365,301
DEFERRED PRODUCT COSTS -CURRENT PORTION	NOTE 1	$1,373,307	$1,341,851	$1,301,434

TOTAL OTHER CURRENT ASSETS	$349,891	$1,712,659	$1,705,566	$1,666,735

	SCHEDULE	MONTH	MONTH	MONTH
14. OTHER ASSETS (NON-CURRENT)	AMOUNT	Feb-04	Mar-04	Apr-04
LICENSE RIGHT (NET)	NOTE 1 & NOTE 2	$32,177,559	$31,959,664	$31,741,769
LEASE RECEIVABLES (NET)- NON- CURRENT PORTION	$1,313,378	$1,242,340	$1,217,517	$1,198,933
DEFERRED PRODUCT COSTS -NON-CURRENT PORTION	NOTE 1	$1,853,324	$1,759,378	$1,659,042
SECURITY DEPOSITS	$173,766	$174,766	$181,066	$179,916
DEFERRED FEES & LOAN COSTS — SENIOR NOTES	NOTE 1	$40,085	$40,085	$40,086

TOTAL OTHER NON-CURRENT ASSETS	$1,487,144	$35,488,075	$35,157,710	$34,819,746

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

NOTE 1:	NO VALUE REPORTED ON SCHEDULE AS MARKET VALUE OF ASSET IS EITHER $0 OR UNKNOWN.

NOTE 2:	Minorplanet Systems USA Inc (the “Company”) intends to reject or modify the license agreement for the Vehicle Management Information (“VMI”) technology, as of the effective date of the plan of reorganization. The Company further intends to negotiate with Minorplanet Limited, the licensor of the VMI technology, for a temporary use license to market and sell the VMI product until the Company’s next generation product is commercially available. As per recent negotiations, Minorplanet Limited has initially offered to modify the VMI license agreement to become non-exclusive on June 30, 2004 and to terminate on or about December 31, 2004 in exchange for an agreed prepetition unsecured claim of $1 million and a general release of claims. Accordingly, while the Company has counter-offered, it currently expects to be able to reach an amicable agreement with Minorplanet Limited on a temporary VMI license. Thus, it is likely that the Company will recognize an impairment loss on the VMI license right either upon or prior to confirmation of its plan of reorganization equal to substantially all of the carrying value of the VMI license right. As of April 30, 2004, the carrying value of the VMI license right was $31.7 million.

MONTHLY OPERATING REPORT — ATTACHMENT 1.2
OTHER PRE-PETITION LIABILITIES & DIRECT CHARGES TO EQUITY

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

	MONTH	MONTH	MONTH
27. Other Pre-Petition Liabilities	Feb-04	Mar-04	Apr-04
Telecommunications accrued expenses	$133,681	$0	$0
General reserve for future tax audits	$275,000	$296,105	$164,736
Provision for rejection of unexpired lease agreements	$0	$0	$144,544
Other miscellaneous accrued expenses	$313,866	$250,448	$130,792

Total Other Pre-Petition Liabilities	$722,547	$546,553	$440,072

	MONTH	MONTH	MONTH
32. Direct Charges to Equity	Feb-04	Mar-04	Apr-04
Non-cash stock based compensation expense (stock options accounted for under variable accounting method)	$11,387	$0	$0

Total Direct Charges to Equity	$11,387	$0	$0

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

INCOME STATEMENT

		MONTH	MONTH	MONTH
REVENUES		Feb-04	Mar-04	Apr-04
1.	GROSS REVENUES	$1,850,761	$1,933,612	$1,777,996
2.	LESS: RETURNS & DISCOUNTS	$2,600	$8,973	$0
3.	NET REVENUE	$1,848,161	$1,924,639	$1,777,996
COST OF GOODS SOLD
4.	PRODUCT & SERVICES	$980,941	$948,395	$886,601
5	TOTAL COST OF GOODS SOLD	$980,941	$948,395	$886,601

6	GROSS PROFIT	$867,220	$976,244	$891,395
OPERATING EXPENSES
7	OFFICER / INSIDER COMPENSATION	$97,926	$86,616	$95,153
8	SELLING & MARKETING (NOTE 1)	$103,367	$95,955	$86,144
9	GENERAL & ADMINISTRATIVE (NOTE 1)	$38,711	$363,699	$381,106
10	RENT & LEASE — FACILITIES (NOTE 2)	$98,318	$71,713	$71,713
11	OTHER

	CUSTOMER SERVICE (NOTE 1)	$103,793	$146,506	$121,174
	ENGINEERING & NETWORK SERVICE CENTER (NOTE 1)	$136,727	$152,522	$228,055
12	TOTAL OPERATING EXPENSES	$578,842	$917,011	$983,345

13	INCOME (LOSS) BEFORE NON-OPERATING INCOME & EXPENSE	$288,378	$59,233	($91,950)
OTHER INCOME & EXPENSES
14	NON-OPERATING INCOME (ATT. LIST) INTEREST INCOME	($38,607)	($32,559)	($31,942)
15	NON-OPERATING EXPENSE (ATT. LIST) LOSS ON RETIRED EQUIPMENT	$26,374	$9,525	$7,090
16	INTEREST EXPENSE	$17,108	$1,498	$74
17	DEPRECIATION / DEPLETION	$142,298	$136,954	$133,880
18	AMORTIZATION	$217,894	$217,894	$217,894
19	OTHER (ATTACH LIST)
20	NET OTHER INCOME & EXPENSES	$365,068	$333,312	$326,996
REORGANIZATION EXPENSES
21	PROFESSIONAL FEES	$0	$0
22	U.S. TRUSTEE FEES	$0	$0	$11,500
23	OTHER (ATTACH LIST) SEE ATTACH 2.1	$6,740	$20,103	$178,871
24	TOTAL REORGANIZATION EXPENSES	$6,740	$20,103	$190,371

25	INCOME TAX

26	NET PROFIT (LOSS)	($83,430)	($294,182)	($609,317)

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

NOTE 1:	INCLUDES SALARIES FOR NON-OFFICERS, DEPARTMENTAL BENEFITS AND TAXES, AND OTHER DEPARTMENTAL EXPENSES.

NOTE 2:	FACILITY RENTS NET OF RECEIPTS FROM SUB-LEASES.

MONTHLY OPERATING REPORT — ATTACHMENT 2.1
OTHER REORGANIZATION FEES

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

	MONTH	MONTH	MONTH
23. Other Reorganization Fees	Feb-04	Mar-04	Apr-04
Nasdaq — meeting to appeal delisting notice	$5,000
McCord & Associates- press releases related to bankruptcy	$1,400
Depository Trust Company — bankruptcy mailing	$340
Loss on write-off of leasehold improvements		$20,103
Loss on sale of regional office furniture (Note 1)			$34,327
Provision for rejection of unexpired lease agreements (Note 2)			$144,544

Total Other Reorganization Fees	$6,740	$20,103	$178,871

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

Note 1:	Sale of regional office furniture was approved by the Bankruptcy Court.

Note 2:	Estimated accruals for potential losses associated with the rejection of unexpired leases for the Company’s regional offices and primary warehouse location.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

		MONTH	MONTH	MONTH
CASH RECEIPTS AND DISBURSEMENTS		Feb-04	Mar-04	Apr-04
1.	CASH — BEGINNING OF MONTH (NOTE 1)	$2,632,646	$3,192,225	$3,338,549
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$1,861,336	$1,174,633	$95,658
4.	POSTPETITION	$11,344	$754,259	$1,733,298
5.	TOTAL OPERATING RECEIPTS	$1,872,680	$1,928,891	$1,828,956
NON — OPERATING RECEIPTS
6.	LOANS & ADVANCES	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$2,500
8.	OTHER	$2,820	$93	$93
9.	TOTAL NON-OPERATING RECEIPTS	$2,820	$93	$2,593
10.	TOTAL RECEIPTS	$1,875,501	$1,928,985	$1,831,550

11.	TOTAL CASH AVAILABLE	$4,508,147	$5,121,209	$5,170,099

OPERATING DISBURSEMENTS
12.	NET PAYROLL	$475,633	$433,247	$456,455
13.	PAYROLL TAXES PAID	$165,981	$187,820	$179,658
14.	TRAVEL, ENT. & EXPENSE REIMB.	$28,660	$45,163	$50,518
15.	SALES, USE & OTHER TAXES PAID	$146,738	$172,784	$185,625
16.	INSURANCE	$182,691	$77,054	$78,965
17.	RENTAL / LEASES	$152,369	$147,203	$147,203
18.	TELECOM	$91,480	$475,704	$606,152
19.	VEHICLE EXPENSES	$19,174	$18,773	$17,401
20.	INVENTORY PURCHASES	$4,718	$6,418	$18,582
21.	UTILITIES	$1,557	$11,169	$17,247
22.	OTHER	$40,182	$207,325	$149,236
23.	TOTAL OPERATING DISBURSEMENTS	$1,309,182	$1,782,660	$1,907,044
REORGANIZATION EXPENSES
24.	PROFESSIONAL FEES	$0	$0	$0
25.	U.S. TRUSTEE FEES	$0	$0	$11,500
26.	OTHER (ATTACH LIST)	$6,740	$0	$0
27.	TOTAL REORGANIZATION EXPENSES	$6,740	$0	$11,500

28.	TOTAL DISBURSEMENTS	$1,315,922	$1,782,660	$1,918,544

29.	NET CASH FLOW	$559,578	$146,324	($86,994)

30.	CASH — END OF MONTH (NOTE 1)	$3,192,225	$3,338,549	$3,251,555

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	CASH BALANCE INCLUDES A $275,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY NELIGAN, TARPLEY, ANDREWS & FOLEY LLP AND A $200,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY FTI CONSULTING INC.

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	Feb-04	Mar-04	Apr-04
1.	0-30		$2,240,596	$2,324,803	$2,127,913
2.	31-60		$867,485	$787,664	$868,195
3.	61-90		$219,861	$291,197	$200,159
4.	91+		$324,888	$325,404	$364,809

5.	TOTAL ACCOUNTS RECEIVABLE		$3,652,830	$3,729,067	$3,561,077
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		($309,984)	($289,270)	($239,610)

7.	ACCOUNTS RECEIVABLE (NET)	$3,355,364	$3,342,846	$3,439,797	$3,321,467

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: Apr-04

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$31,495	$1,136	$1,193	$0	$33,824
2.	STATE	$187,751	$22,917	$12,501	$0	$223,169
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER	$0	$0	$0	$0	$0

5.	TOTAL TAXES PAYABLE	$219,246	$24,053	$13,694	$0	$256,993

6.	ACCOUNTS PAYABLE	$281,863	$9,059	$0	$0	$290,922

STATUS OF POSTPETITION TAXES	MONTH: Apr-04

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$2,700	$78,274	$78,274	$2,700
2.	FICA-EMPLOYEE	$0	$36,220	$36,220	$0
3.	FICA-EMPLOYER	$0	$36,220	$36,220	$0
4.	UNEMPLOYMENT	$0	$469	$469	$0
5.	FEDERAL EXCISE TAX (720)	$31,481	$29,112	$29,469	$31,124
6.	OTHER (ATTACH LIST)	$0	$16,942	$16,942	$0

7.	TOTAL FEDERAL TAXES	$34,181	$197,237	$197,594	$33,824

STATE AND LOCAL
8.	WITHHOLDING	$0	$2,844	$2,844	$0
9.	SALES	$147,695	$130,191	$117,634	$160,252
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$6,567	$6,567	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$35,417	$27,500	$0	$62,917
14.	OTHER	$0	$263	$263	$0

15.	TOTAL STATE & LOCAL	$183,112	$167,365	$127,308	$223,169

16.	TOTAL TAXES	$217,293	$364,602	$324,902	$256,993

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH: Apr-04

		Account #1	Account #2	Account #3	Account #4	Account #5
A.	BANK:	PNC Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank
B.	ACCOUNT NUMBER:	57-9009-3434	088-06397723	360-06310445	063-00066845	063-00066852
C.	PURPOSE (TYPE):	Money Market	Inc Operating account	Ltd Operating account	Inc Controlled Disbursement account (Note 1)	Ltd Controlled Disbursement account (Note 1)
1.	BALANCE PER BANK STATEMENT	$37,562	$1,657,891	$124,447	$0	$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED			$6,557
3.	SUBTRACT: OUTSTANDING CHECKS		($22,429)		($209,950)	($53,065)
4.	OTHER RECONCILING ITEMS	$1		$171
5.	MONTH END BALANCE PER BOOKS	$37,561	$1,635,463	$131,175	($209,950)	($53,065)
6.	NUMBER OF LAST CHECK WRITTEN				148260	15205

BANK RECONCILIATIONS

		Account #6	Account #7	Account #8	Account #9	Account #10
A.	BANK:	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	Bank of Scotland
B.	ACCOUNT NUMBER:	360-06291496	360-06304976	360-06310452	360-06310924	0883-0558202
C.	PURPOSE (TYPE):	Inc Payroll checking	Inc Payroll Account - Certificate of Deposit	Ltd Payroll checking	Ltd Payroll Account - Certificate of Deposit	Corporate bank account
1.	BALANCE PER BANK STATEMENT	$136,683	$809,982	$214,391	$104,173	$2,065
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS	($13,754)		($27,763)
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$122,928	$809,982	$186,628	$104,173	$2,065
6.	NUMBER OF LAST CHECK WRITTEN	19993		12778

BANK RECONCILIATIONS

		Account #11	Account #12	Account #13	Account #14
A.	BANK:	Bank of Scotland	Merrill Lynch	Neligan, Tarpley,
B.	ACCOUNT NUMBER:	0883-0168868	20S 07208	Adres & Foley LLP	FTI Consulting Inc.
C.	PURPOSE (TYPE):	Corporate bank account	Money market account	Escrow Account (Note 2)	Escrow Account (Note 3)
1.	BALANCE PER BANK STATEMENT	$1,978	$4,943
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS		$3
5.	MONTH END BALANCE PER BOOKS	$1,978	$4,940	$275,000	$200,000
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS
CASH
12.	CURRENCY ON HAND				$2,678
13.	TOTAL CASH — END OF MONTH				$3,251,555

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	THIS IS A CONTROLLED DISBURSEMENT ACCOUNT; THUS, THE NEGATIVE BALANCE REPRESENTS OUTSTANDING CHECKS WRITTEN WHICH HAVE NOT YET CLEARED THE BANK. ITEMS CLEARED THROUGH THE BANK ARE FUNDED BY THE OPERATING ACCOUNT ON A DAILY BASIS.

NOTE 2:	ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF MINORPLANET SYSTEMS USA INC BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP.

NOTE 3:	ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF MINORPLANET SYSTEMS USA INC BY FTI CONSULTING INC.

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

PAYMENTS TO INSIDERS AND PROFESSIONALS	MONTH: Apr-04

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Bagley, David (Officer)	Gross salary	$10,733	$32,199
2.	Bagley, David (Officer)	Expense reimbursement	$1,140	$1,170
3.	Beverley, Michael (Director)	Director fees	$5,000	$14,828
4.	Bilbao, Ray (Officer)	Gross salary	$14,875	$44,625
5.	Bilbao, Ray (Officer)	Expense reimbursement		$386
6.	Casey, Dennis (Officer)	Gross salary	$16,667	$50,001
7.	Casey, Dennis (Officer)	Expense reimbursement	$7,683	$17,694
8.	Gray, Robert (Officer)	Gross salary	$9,500	$25,808
9.	Gray, Robert (Officer)	Bonus	$7,191	$7,191
10.	Gray, Robert (Officer)	Expense reimbursement	$127	$219
11.	Lambert, Robert (Officer)	Gross salary	$11,304	$33,912
12.	Lambert, Robert (Officer)	Expense reimbursement	$—	$555
13.	Quinn, Gerry (Director)	Director fees	$2,500	$7,414
14.	Smith, Michael (Officer)	Gross salary	$14,883	$44,649
15.	Smith, Michael (Officer)	Expense reimbursement	$581	$1,301
16.	Stupka, John (Director)	Director fees	$2,500	$7,414
17.	TOTAL PAYMENTS TO INSIDERS		$104,684	$289,366

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	NONE
2.
3	TOTAL PAYMENTS TO PROFESSIONALS

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Cardinal Collins	$93,203	$(93,203)	$—
2.	10 Street Business	$15,146	$(15,146)	$—
3.	Emkay Inc	$16,256	$(16,256)	$—
4.	Computer Atlanta	$32,772	$(30,142)	$2,631	NOTE 2
5.	Highline Capital	$1,694	$(1,694)	$—
6.	Cisco Systems Capital	$7,018	$(7,018)	$—
7.	N.A.I.	$408	$(408)	$—
8.	IOS Capital	$8,015	$(3,345)	$4,670	NOTE 2
9.	TOTAL	$174,513	$(167,212)	$7,300

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	MOTION HAS BEEN FILED TO REJECT LEASES.

NOTE 2:	CREDITOR HAS AGREED TO WAIVE UNPAID AMOUNTS DUE PENDING ONGOING RE-NEGOTIATION OF LEASE.

NOTE 3:	AN ADEQUATE ASSURANCE PAYMENT OF $150,000 WAS MADE BY THE COMPANY TO CINGULAR WIRELESS DURING MARCH AFTER APPROVAL OF THE ADEQUATE ASSURANCE AGREEMENT BY THE BANKRUPTCY COURT. THE PAYMENT WAS MISTAKENLY EXCLUDED FROM THE ABOVE SCHEDULE ON THE MARCH ACCRUAL BASIS 6 MONTHLY OPERATING REPORT.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

QUESTIONNAIRE	MONTH: Apr-04

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X

4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X

12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

QUESTION 1.	OFFICE FURNITURE IN THE HOUSTON AND ATLANTA OFFICES WAS SOLD FOR $3,250. THE BANKRUPTCY COURT APPROVED THE REJECTION OF THE OFFICE LEASES AND SALE OF THE OFFICE FURNITURE.

QUESTION 4.	SEE NOTE 1 ON ATTACHMENT 7.1

QUESTION 10.	SEE POST-PETITION ACCOUNTS PAYABLE AGING AS OF APRIL 30, 2004 ON MONTHLY OPERATING REPORT #4. ANY PAST DUE INVOICES AS OF APRIL 30, 2004 WERE PAID IN MAY.

QUESTION 11.	PAYMENTS OF PRE-PETITION TAXES WERE APPROVED BY THE BANKRUPTCY COURT. SEE ATTACHMENT 7.1.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X

3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY**
Workers’ Compensation	Federal Insurance Company (Chubb)	11/11/03 to 11/11/04	$19,000 — Quarterly
Package Commercial General Liability	Federal Insurance Company (Chubb)	11/11/03 to 11/11/04	$16,600 — Quarterly
Umbrella Liability	Liberty Insurance Underwriters	11/11/03 to 11/11/04	$5,300 — Monthly
Foreign Liability	Great Northern (Chubb)	11/11/03 to 11/11/04	$1000 — Quarterly
Automobile	Texas Pacififc Indemnity Comp (Chubb) & Federal Insurance Co (Chubb)	11/11/03 to 11/11/04	$27,000 — Quarterly
Primary Directors & Officers Liability	United States Fire Insurance Co	06/21/03 to 06/21/04	$125,000 — Annual
Excess Directors & Officers Liability	XL Specialty Insurance Company	06/21/03 to 06/21/04	$100,000 — Annual
Employed Lawyers E & O	Chubb Insurance Co	11/11/03 to 11/11/04	$5,300 — Annual
California Flood & Quake Policy	Scotsdale Insurance Co	06/21/03 to 06/21/04 (will not be renewed in 2004)	$13,500 — Annual
Run Off Directors & Officers		06/23/01 to 06/23/04
Liability	Swett & Crawford	(will not be renewed in 2004)	$210,000 — 3 year policy
Employee Health Insurance	Blue Cross Blue Shield	10/01/03 to 09/30/04	$60,000 — Monthly
Employee Dental Insurance	Safeguard	10/01/03 to 09/30/04	$4,900 — Monthly
Employee Vision Insurance	Spectera	10/01/03 to 09/30/04	$700 — Monthly
Employee Life Insurance	Canada Life Assurance Co	10/01/03 to 09/30/04	$4,300 — Monthly

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

**	REPRESENTS APPROXIMATE PAYMENT AMOUNT.

MONTHY OPERATING REPORT — ATTACHMENT 7.1
POST-PETITION PAYMENTS OF PRE-PETITITION LIABILITIES

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

Check #	Pymt	Apply	Vendor	Payee		Bank
Check #	Date	Date	Code	Name	Amount	Account	Description
148145	15-Apr	15-Apr	0003240	Illinois Department of Revenue	$16,679.92	CDA	Sales Tax 12/03
WT043004.03	29-Apr	29-Apr	VN000263	North Carolina Dept of Revenue	$133.36	Operating	Sales Tax 1/1/04 — 2/1/04
148147	15-Apr	15-Apr	VN000648	NECA ARUSF	$16.18	CDA	Sales Tax 1/1/04 — 2/1/04
148175	20-Apr	20-Apr	VN000638	City of Gardena	$728.52	CDA	Sales Tax 1/1/04 — 2/1/04
148176	20-Apr	20-Apr	VN002355	City of Greeley	$27.23	CDA	Sales Tax 1/1/04 — 2/1/04
148178	20-Apr	20-Apr	VN000640	City of Modesto	$1,544.49	CDA	Sales Tax 1/1/04 — 2/1/04
148179	20-Apr	20-Apr	VN000641	City of Oakland	$938.26	CDA	Sales Tax 1/1/04 — 2/1/04
148181	20-Apr	20-Apr	VN002384	City of San Fransisco	$2,406.80	CDA	Sales Tax 1/1/04 — 2/1/04
148182	20-Apr	20-Apr	VN000647	City of Torrance	$194.40	CDA	Sales Tax 1/1/04 — 2/1/04
148228	20-Apr	20-Apr	VN001445	Canada Customs & Revenue	$1,049.67	CDA	Sales Tax 1/1/04 — 2/1/04
148241	20-Apr	20-Apr	VN000262	Iowa Dept of Revenue	$117.63	CDA	Sales Tax 1/1/04 — 2/1/04
148247	20-Apr	20-Apr	0004030	Nevada Department of Taxation	$11.23	CDA	Sales Tax 1/1/04 — 2/1/04
148252	20-Apr	20-Apr	0004031	State Board of Equalization	$779.96	CDA	Sales Tax 1/1/04 — 2/1/04
148255	20-Apr	20-Apr	0000928	State Comptroller	$2,498.46	CDA	Sales Tax 1/1/04 — 2/1/04
148258	20-Apr	20-Apr	0001761	Utah State Tax Commission	$28.31	CDA	Sales Tax 1/1/04 — 2/1/04
15172	20-Apr	20-Apr	VN000798	Alabama Dept of Revenue	$220.31	CDA	Sales Tax 1/1/04 — 2/1/04
15173	20-Apr	20-Apr	VN000823	City of Huntsville	$55.92	CDA	Sales Tax 1/1/04 — 2/1/04
15175	20-Apr	20-Apr	VN000448	Louisiana Dept of Revenue	$379.78	CDA	Sales Tax 1/1/04 — 2/1/04
15176	20-Apr	20-Apr	VN000800	Madison County	$7.99	CDA	Sales Tax 1/1/04 — 2/1/04
15179	20-Apr	20-Apr	VN000835	Tennessee Department of Revenue	$12.31	CDA	Sales Tax 1/1/04 — 2/1/04
15190	20-Apr	20-Apr	VN000439	California State Board of Equalization	$553.85	CDA	Sales Tax 1/1/04 — 2/1/04
15194	29-Apr	29-Apr	VN000573	Missouri Department of Revenue	$16.04	CDA	Sales Tax 1/1/04 — 2/1/04
15195	29-Apr	29-Apr	VN000837	State of Nevada	$14.42	CDA	Sales Tax 1/1/04 — 2/1/04
15196	29-Apr	29-Apr	VN000412	State Comptroller	$983.56	CDA	Sales Tax 1/1/04 — 2/1/04
55010	10-Feb	10-Feb	VN002369	A I Credit Corp	$5,270.15	Operating	Payment on pre-petition financing agreement (Note 1)
147941	5-Mar	5-Mar	VN002369	A I Credit Corp	$5,270.15	CDA	Payment on pre-petition financing agreement (Note 1)
148106	1-Apr	1-Apr	VN002369	A I Credit Corp	$5,270.15	CDA	Payment on pre-petition financing agreement (Note 1)
148224	29-Apr	29-Apr	VN002369	A I Credit Corp	$5,270.15	CDA	Payment on pre-petition financing agreement (Note 1)

				Total	$50,479.19

*	Financial information reported includes Minorplanet Systems USA Inc and its wholly-owned subsidiaries, Minorplanet Systems USA Limited and Caren (292) Limited.

Note 1:	The Company mistakenly made four post petition payments totaling $21,080.60 under a pre-petition financing agreement during February, March, and April. The Company intends to recover such amounts from the lender.